INVESTMENT AGREEMENT


THIS INVESTMENT AGREEMENT is made and entered into as of this 8th day of October, 1986, by and between IMSATT Corporation, a Delaware corporation, and INTERSOUTH PARTNERS, a North Carolina limited partnership (the "Investor").

WHEREAS, the Company and the Investor have reached certain agreements with regard to the purchase of certain securities of the Company by the Investor, all upon the terms and conditions more particularly described herein; and, inasmuch as the parties desire to set forth their agreements and understandings in writing, in consideration of the promises, covenants, matters and things hereinafter set forth, the parties mutually covenant, contract and agree, each with the other, as follows:

1.       DEFINITIONS.
         ------------


         For the purpose of this Agreement, the following terms shall have the following meanings:

         a) "Investment Agreement" or "Agreement" shall mean and include this Investment Agreement (including any Exhibits or Schedules hereto) and any amendments thereto authorized in the manner provided herein.

         b) "Controlling Interest" shall mean an interest in at least 50 percent of the voting capital stock of the Company then outstanding.

         c) "Key Employee" shall mean any executive officer of the Company.

         d) "Person"  shall  include  both the singular and the plural and shall
mean   any   individual,   partnership,   corporation,   trust,   unincorporated
organization, or government or department or agency thereof.

         e) "Unrelated Entity" or "Unrelated Person" shall mean a Person not related within the second degree to Narasimhan P. or Leslie M. Kannan or a Person that is not directly or indirectly beneficially owned by Narasimhan P. or Leslie M. Kannan or any Person related within the second degree to Narasimhan P. or Leslie M. Kannan.

         f) "1933 Act" shall mean the Securities Act of 1933, as amended.

         g) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

         h) To the extent not specifically defined herein, any accounting term used herein shall have the meaning ordinarily accorded to it under generally accepted accounting principles consistently applied.

2.        PURCHASE AND SALE OF PREFERRED STOCK.
          -------------------------------------

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


         a) Purchase and Sale of Preferred Stock. Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein, the Company, in accordance with the provisions of subsection
(b) below, shall issue and sell to the Investor, and the Investor shall purchase from the Company, at the First Closing, shares of preferred stock, $.01 par value per share, of the Company (the "Preferred Stock") and, at the option of the Company, at the Second Closing, additional shares of Preferred Stock, with such stock having the rights and preferences contained in the certificate of Amendment to be filed with the Secretary of State of the State of Delaware in the form of Exhibit A attached hereto.

         b) Closing. The purchase and sale or the Preferred Stock shall take place in a first closing at the offices of Covington 6 Burling, 1201 Pennsylvania Avenue, N.W., Washington, D.C. at 2:00 p.m., Washington time, on October 8, 1936, or at such later date or other time as may be agreed upon by the Company and the Investor (the "First Closing"). The Second Closing shall take place at the option of the Company, at such date, prior to January 15, 1987, and time and place as may be agreed upon by the Company and the Investor (the "Second Closing"). The Company shall give notice to the Investor of his intent to have a Second Closing no less than fifteen ( 15) days prior to the Second closing.

         At the First Closing, the Company will deliver to the Investor 37,209 shares Preferred Stock duly registered in the name of the Investor against payment of $400, 000 (less amounts advanced prior to the First Closing). At the Company's election, there will be a Second Closing at which the Company will deliver to the Investor 9,302 shares of Preferred Stock duly registered in the name of the Investor against payment of $100, 000. The Investor shall pay such amounts by certified check payable to the order of the Company or by wire transfer to an account designated in writing by the Company.

         c) Exchange of Preferred Stock.
            ---------------------------

                  i) Exchange Right. The Investor shall have the right between February 1 and August 1, 1991, to exchange all, but not less than all, of the Preferred Stock issued to the Investor in the First and Second Closings, into nonassessable shares of common stock, $.01 par value per share, of the Company (the "Common Stock"), on the basis of five shares of Common Stock for each share of Preferred Stock, with such number of shares of Common Stock subject to adjustment as specified in paragraph (iii) below.

                  At any time prior to August 1, 1991, the Preferred Stock shall be exchanged automatically in accordance with the procedures specified in paragraph (ii) below upon the consummation of the Company's first registration under the 1933 Act and sale of Common Stock to the public pursuant to a registered public offering.

                  ii) Procedure for Exchange.
                      ----------------------

         A) In order for the Investor to exercise its exchange right, it must surrender the Preferred Stock on or before the date on which the exchange right expires, to the Company at its main office, accompanied by written notice to the Company that it elects to exchange the Preferred Stock. As promptly as practicable after the exchange date, the Company shall issue and deliver to the Investor a certificate for the number of full shares of Common Stock issuable upon the exchange of the Preferred Stock.

         B) No fractional shares shall be issued upon exchange of the Preferred Stock and any portion of the amount hereof that would otherwise be convertible into a fractional share shall be paid in cash.

         iii) Adjustment of Shares. Adjustments in the number of shares of Common Stock to be issued upon exchange of the Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events while this exchange right remains outstanding, as follows:

         A) Effect of "Split -ups" and "Split-downs"; Stock Dividends. If at any time or from time to time the Company shall subdivide as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, or combine as a whole, by reclassification or otherwise, the number of shares of Common Stock, the number of shares of Common Stock that may be acquired pursuant to the exchange of the Preferred Stock shall be increased or decreased proportionately as of the effective or record date of such action.

         B) Effect of Certain Dividends. If on any date the Company makes a distribution to holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets, the number of shares of Common Stock that may be acquired pursuant to the exchange of the Preferred Stock shall be adjusted as at the close of business on said date to a number determined by multiplying the number of shares theretofore that may be acquired hereunder by a fraction, the numerator of which shall be the market price immediately prior to such distribution, and the denominator of which shall be such market price less the fair market value (market price and fair market value to be determined in good faith by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidence of indebtedness so to be distributed to one share of Common Stock.

         C) Effect of Merger or Consolidation. If the Company shall, while the Pre ins outstanding, enter into any consolidation with or merge into any other corporation wherein the Company is not the continuing corporation, or wherein securities of a corporation other than the Company are distributable to holders of Common Stock of the Company, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities shall be issuable or deliverable in


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


exchange for the Common Stock of the Company, the Investor shall thereafter be entitled to acquire pursuant to the conversion of the Preferred Stock (in lieu of the number of shares of Common Stock that the Investor would have been entitled to acquire immediately before the effective date of such consolidation, merger, sale or conveyance) the shares of stock or other securities to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been acquired by exchange of the Preferred Stock immediately prior thereto. In case of any such consolidation, merger, sale or conveyance, appropriate provision (as determined by a resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Investor, to the end that all the provisions of the Preferred Stock (including adjustment provisions) shall thereafter be applicable as nearly as reasonably practicable, in relation to such stock or other securities.

         D) Reorganization and Reclassification. In case of any capital reorganization or REV reification or the capital stock of the Company (except as provided in paragraph (A) above) while the Preferred Stock remains outstanding, the Investor shall thereafter be entitled to acquire pursuant to the exchange of the Preferred Stock (in lieu of the number of shares of Common Stock that the Investor would have been entitled to acquire immediately before such reorganization or reclassification) the shares of stock of any class or classes or other securities or property to which such number of shares of Common Stock would have been entitled if such shares of Common Stock had been acquired immediately before such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interest thereafter of the Investor, to the end that all the provisions of the Preferred Stock (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

         (iv) Notice. Whenever the number of shares of Common Stock is adjusted pursuant to any of the foregoing provisions of paragraph (iii) above, the Company shall promptly notify the Investor of such adjustments, setting forth the increased or decreased number of shares or other consideration that may be acquired upon conversion.

         (v) Redemption. Subject to the termination provisions below, on the fifth anniversary of the date of this Agreement (provided, however, if due to applicable law, (with which the Company will take all reasonable efforts to comply) such redemption is not then permitted, such redemption right shall occur on the thirtieth day after the date that the Company provides the Investor notice that such redemption is then permitted under applicable law), the Investor may put (by providing at least ninety days written notice to the Company prior thereto) or the Company may call (by providing at least sixty days written notice to the Investor prior thereto), all, but not lens than all, of the Investor's interest in the Company at the Fair Market Value (as defined in (B) below) of


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


the Investor's interest (i.e., the amount of the Preferred Stock or Common Stock held by the Investor) in the Company;

         (A) Such price will be paid pursuant to a promissory note, bearing interest at the prime rate plus one percentage point of Citibank, with principal and interest payable as follows:

         (x) an amount each year equal to the 17.2% or if the Second Closing did not occur, 13.7% of the Company's net income (after taxes and extraordinary items) and in any event with any amounts then owning to the Investor on December 31, 1995 shall be due and payable on such date; or

         (y) a level amortization of principal and interest assuming a promissory note fully amortized over its term with its term maturing on December 31, 1995, with any amounts then owing to the Investor due and payable on the final maturity of the promissory note's issuance.

         In the event of a put, the Company shall elect, each year, to pay the amount that would be due either under (x) or (y) of this subsection. In the event of a call, the Investor shall elect, each year, to be paid that amount that would be due either under (x) or (y) of this subsection.

         The Company shall make payments under the promissory note described in this subsection (v) annually no later than the 15th day of the third month following each fiscal year end. At its election, the Company may prepay such note at any time without penalty. The amount due under such note shall be determined by the Company's auditors, selected pursuant to Section 6(c)(i) below.

         (B) The Fair Market Value of the Investor's interest will be determined as of a date within six months prior to or subsequent to the fifth anniversary of the date of the Agreement (the "Valuation Date"), such Valuation Date to be selected by the Investor. The Fair Market Value of the Investor's interest in the Company shall be determined pursuant to agreement between the Investor and the Company; however, if the Investor and the Company are unable to reach an agreement on such Fair Market Value, then such Fair Market Value shall be determined by both Arthur Young & Co. (or such other competent appraiser, selected by the Company, with experience in appraising companies of like nature) and another competent appraiser selected by the Investor (with experience in appraising companies of like nature), and the average of the amounts calculated by such appraisers shall be the Fair Market Value, provided, however, that if the differential between the two amounts exceeds 10 percent (based on the lower amount), the two appraisers shall choose a third competent appraiser, with experience in appraising companies of like nature, which shall determine which of the two firms' determination to value is the nearest to the fair market value and the Fair Market Value shall be the average of such value and the value calculated by the third appraiser to be the fair market value. Each party shall bear the costs of the appraiser selected by it and if a third appraisal is necessary, the costs of any such third appraisal shall be divided equally between the parties.

The put provided for in this Section (v) will terminate with respect to any portion of the Preferred Stock or the Common Stock not held beneficially and of record by the Investor and upon the Company's first registration under the 1933 Act and sale of Common Stock to the public.


3. CONDITIONS OF CLOSING.
   ----------------------

                 The Investor's obligation to purchase and pay for the Preferred Stock as set forth under Section 2 hereunder is subject to the satisfaction, on or before the First Closing of the following conditions:

         (a) Consent of Third Parties, Etc. The Company shall have presented evidence reasonably satisfactory to the Investor and its counsel to the effect that (i) all consents and waivers required in connection with the consummation of the transactions related to this investment have been obtained, (ii) the transactions related to this investment shall not constitute, or trigger the occurrence of, an event of default with respect to any lease, promissory note, loan agreement or any other agreement or understanding with respect to which the Company is a party, and (iii) the Company is not in default under or with respect to any lease, promissory note, loan agreement or any other agreement or understanding with respect to which it is a party, except as noted in Schedule 3(a).

         (b) Reservation and Issuance of Shares. The Company shall have taken all necessary actions in order to: (i) authorize and issue the Preferred Stock, and (ii) reserve for issuance pursuant to the exchange of the Preferred Stock 232,558 shares of Common Stock.

         (c) Financial Information. The Company shall have provided the Investor with such financial information relative to the Company's financial condition which may be reasonably requested by the Investor, which information shall include, at a minimum, (i) compiled balance sheet (internally prepared) of the Company at June 30, 1986, together with compiled statements of income
(internally prepared) for the six month period ended June 30, 1986, and (ii) a pro forma balance sheet, a pro forma statement of income, and a pro forma cash flow statement of the Company for the six month period ended June 30, 1986, all prepared in accordance with the provisions Of subsection 6(c) hereof.

         (d) Certain Agreements. The following agreements shall have been entered Into and shall be in full force and effect:

                  (i) Employment Agreement between the Company and Narasimhan P. Kannan in the form of Exhibit B hereto.

                  (ii) Employment Agreements in the form of Exhibit C hereto between the Company and such of its Key Employees as the Investor shall require.

                (iii) Shareholders Agreement Supplement between the Company and the Investor in the form of Exhibit D hereto, with the Shareholders Agreement dated as of October 22, 1985 appended thereto.

                  (iv) Voting Agreement in the form of Exhibit E hereto between Narasimhan P. and Leslie H. Kannan and the Investor.


         e) Life Insurance. The Company shall have procured Key Man life insurance In an amount not less than Four Hundred Fifty Thousand Dollars (5450,000) on the life of Narasimhan P. Kannan and John O'Brien, in each case payable to the Company.

         (f) Opinion of Counsel. The Investor shall have received from Covington & Burling, legal counsel for the Company, a favorable opinion as of the First Closing date in form and substance satisfactory to the Investor and its special counsel to the effect that:

                  (i) The Company is a corporation duly organized and validly existing under the laws of Delaware and has adequate corporate power to carry on the businesses in which it is now engaged.

                  (ii) The Company is duly qualified and in good standing as a foreign corporation in the Commonwealth of Virginia, the only state in which the Company has an office or owns or leases real property.

                (iii) This Investment Agreement, the Employment Agreement, the Employment Agreements between the Company and its Key Employees and the Shareholders Agreement Supplement (as all such terms are defined or referred to in this Investment Agreement) have been duly authorized by all necessary corporate action of the Company, have been duly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms subject, as to enforcement of remedies, to applicable bankruptcy, insolvency' reorganization or similar laws affecting the rights of creditors, and to equitable principles which may limit the right to specific enforcement of remedies;

                  (iv) The Preferred Stock to be purchased by the Investor has been duly authorized by all necessary corporate action of the Company and has been duly issued and delivered, and, upon receipt of full consideration therefor by the Company, will be fully paid and nonassessable. The shares of Common Stock to be issued upon exchange of the Preferred Stock have been duly authorized, and when the Investor delivers the Preferred Stock in exchange for such Common Stock pursuant to the exchange of such Preferred Stock, such stock will be validly authorized and issued, fully paid and nonassessable;

                  (v) To counsel's knowledge, no authorization, approval or consent of any regulatory body which has not already been obtained is necessary or required in connection with the lawful execution, delivery and performance of this Agreement by the Company, or the lawful issuance of the Preferred Stock, provided no opinion as to any securities laws of any jurisdiction is given except as set forth in (viii) below;

                  (vi) The execution, delivery and performance by the Company of this Agreement, and the issuance and delivery of the Preferred Stock and the Common Stock to be issued upon exchange of the Preferred Stock, will not conflict with or result in the breach of any of the provisions of, or cause a default under, the Articles of Incorporation or Bylaws of the Company or any applicable law, rule or regulation, or, to counsel's knowledge (after exercising due diligence), any judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency, or other agreement, indenture, lease or other instrument known to such counsel and by which the Company is bound and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Company pursuant to any such known agreement, indenture, lease or other instrument;

                (vii) To counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company which might have a material adverse effect on the financial condition of the Company or its businesses or continued corporate existence; and

              (viii) The issuance by the Company of the Preferred Stock is, and the issuance by the Company of the Common Stock to be issued upon exchange of the Preferred Stock provided it Is issued in accordance with the terms of this Agreement will be exempt from the registration requirements of the 1933 Act and from the registration requirements of the securities laws Of the State of Virginia. Counsel, in expressing such Opinion, may rely upon the Investor's representations Contained in Section 4 of this Agreement.

         Such opinion shall be limited to the laws of Virginia and of the United States. Counsel may also rely as to matters of fact on certificates of public officials or of officers of the Company.

         (g) Election of Certain Board Members. Effective as of the First Closing, the Board of Directors and the stockholders, if necessary by law, shall have elected the Investor Representatives, as defined in Section 6(g), to the Board.

         (h) Delivery of Closing Documents. The Investor shall have received the following documents, in form and substance satisfactory to the Investor and its counsel:

         1. This Investment Agreement.


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


         2. Certificate representing the Preferred Stock being purchased by the Investor at the Closing.

         3. True copies of the Employment Agreement by and between the Company and Narasimhan P. Kannan, the Employment Agreements with Key Employees and the Shareholders Agreement Supplement all as required by Section 3(d).

         4. The opinion of counsel in the form described in Section 3(f) hereof.

         5. Certificates of the Secretary of the State of Delaware and the Commonwealth of Virginia as to the good standing of the Company as of a recent date.

         6. Copies of the Articles of Incorporation and Bylaws of the Company, as amended to date, certified by the Secretary of the Company to be true and correct.

         7. Copies of resolutions of the Board of Directors of the Company authorizing the transactions contemplated by this Agreement, and electing certain directors pursuant to Section 3(g) above, which resolutions shall have been certified by the Secretary of the Company to be true and correct.

         8. A copy or copies of the consents and waivers, if any, to be obtained by the Company pursuant to the provisions of Section 3(a) hereof, and of the financial information to be provided by the Company pursuant to the provisions of Section 3(c) hereof. (The Company hereby represents that there are no Consents and waivers required to be obtained.)

         9. Incumbency Certificates with respect to the Company's officers and directors.

         10. A listing, certified by the Secretary of the Company of all directors, officers and shareholders (including number of shares owned) of the Company and of the holders of all outstanding stock options, warrants, calls and other rights relating to the issuance of shares of the Company's capital stock.

         11. Copies of the life insurance policies described in Section 3(e) hereof, or other proof of insurance coverage as the Investor may reasonably require.

         12. A true copy (or accurate outline of all material terms and conditions relating thereto) of all employee benefit plans provided by the Company, stock option plans, and related arrangements reserving shares for issuance to executives and employees of the Company.

         13. A listing of all liabilities of the Company and which would be disclosed on a balance sheet of the Company as of the date hereof, certified by the President or Treasurer o-f the Company to be true and correct, which are not disclosed in the financial statements for the period ended June 30, 1986; provided to the Investor and described in Section 3(c) hereof:

         14. A listing of all states in which the Company has qualified to do business as a foreign corporation.

         15. A true copy of all agreements in which the Company has granted or agreed to grant a security interest, pledge, mortgage, deed of trust, encumbrance, lien or charge on any of its property or assets, whether now owned or hereafter acquired.

         16. A listing of all "Intellectual Property Rights," as such term is defined in Section 4(o) hereof, owned or used by the Company in connection with its business.

         17. A true copy of all leases of real and personal property naming the Company as either lessor or lessee.

         18. To the extent not provided for herein, a true copy of all material contracts to which the Company is a party listed on Schedule 4(i) attached hereto.

         19. The Voting Agreement between the Investor and Narasimhan P. and Leslie M. Kannan pursuant to which the Kannans agree to vote in favor of the election of two nominees until the fifth anniversary of the date hereof and one nominee thereafter of the Investor to the Board of Directors of the Company and to vote in favor of other nominees for election to the Board of Directors so that the Board shall consist of at east five persons a majority of which (including the nominees of the Investor) are Unrelated Persons and persons who are not employees of the Company.

         20. Certificate of Corporate Officer of the Company signed by Narasimhan P. Kannan, as Chief Executive Officer of the Company on October 8, 1986.

         21. Any and all other documents, certificates, and assurances which may be reasonably requested by the Investor in connection with its commitments as set forth herein.




4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
   ---------------------------------------------

         The Company hereby represents and warrants to the Investor that, as of the date hereof:

         (a) Organization and Good Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws, and is qualified and authorized to do business in, and in good standing as a foreign corporation in, all other states in which such qualification or authorization is necessary for the conduct of the businesses in which the Company is now engaged, or, if not so qualified, the Company's failure so to qualify will not have a material adverse effect on the Company, its financial condition or operations and will not impair the Company's right to enforce any material agreement to which it is a party.

         (b) Authorized and Issued Capital. The authorized capital stock or the Company, prior to the consummation of the transactions with the Investor, consists of (i) 2,000,000 shares of Common Stock, S.O1 par value of which 1,122,536 shares are issued and outstanding, (ii) 500,000 shares of Preferred Stock, S.O1 par value, of which no shares are issued and outstanding. There are no further subscriptions, contracts or agreements for the issuance or purchase of any other or additional shares of the Company's capital stock, either in the form of stock option or purchase agreements, warrants, calls or convertible debentures, other than the Options and other arrangements described in Schedule 4(b). Except as disclosed in Schedule 4(b), the number of shares of Common Stock reserved for issuance as set forth in Schedule 4(b) is not subject to adjustment by reason of the Issuance of the shares of Common Stock to be issued upon exchange of the Preferred Stock. Except as disclosed in Schedule 4(b), and other than the Investor's preemptive rights described herein and the rights provided signatories to the Shareholders Agreement, there are no preemptive or similar rights to purchase or otherwise acquire shares of the Company's capital stock pursuant to any provision of law, the Articles of Incorporation or Bylaws of the Company, or any agreement to which the Company is a party, or otherwise.

         (c) Authorization of Agreements. This Investment Agreement' the Employment Agreement, the Employment Agreements between the Company and its Key Employees, and the Shareholders Agreement Supplement have been duly authorized, executed and delivered by or on behalf of the Company and constitute the legal, valid and binding obligation of the Company enforceable in accordance with their terms. Neither the execution and delivery of this Investment Agreement nor the aforesaid Employment Agreement, the Employment Agreements between the Company and its Key Employees, and the Shareholders Agreement Supplement will be in contravention of law, or of any order, rule or regulation applicable to the Company or of its Articles of Incorporation, Bylaws or any other contract, agreement or instrument to which the Company may be a party.

         (d) Authorization and Legality of the Preferred Stock. The issuance and sale of the Preferred Stock to the investor pursuant to this Agreement have been duly authorized by the Board of Directors of the Company. No approval or authorization of the shareholders of the Company will be required for the issuance and sale of the Preferred Stock as contemplated herein. Upon exchange of the Preferred Stock as contemplated hereby, the Company's Common Stock to be issued to the Investor will be validly issued and outstanding and fully paid and nonassessable.

         (e) Good Title to All Properties. The Company has good and marketable title to all the properties and assets used in its businesses or described in its internal financial records, and to all patents, trademarks, trademark rights, trade names, copyrights or licenses either developed by or assigned to the Company for its use, subject to no lien, mortgage, pledge, security interest, encumbrance or charge of any kind, except for such matters as described on Schedule 4(e) attached hereto.

         (f) Litigation. There is no litigation or any proceeding before any court, commission or other administrative authority pending, or, to the knowledge of the Company' threatened, against or affecting the Company or its Officers or directors which involves the possibility of any Judgment or liability, not fully covered by insurance, which may materially and adversely affect any of the property and assets of the Company or the right of the Company to conduct its business as now engaged. To the knowledge of the Company, -none of the Company's officers or Key Employees are subject to any contract, prohibition, noncompete, trade secret or any Other restrictive agreement which would impair his ability to provide services to the Company. No third party may assert any valid claim under any agreements or arrangement or any laws governing unfair competition, trade secrets or proprietary information against the Company or, to the knowledge of the Company, its Key Employees with respect to the use in the Company's business presently conducted or proposed to be conducted, of any information which the Company or any such officer or employee would be prohibited from using.

         (g) Taxes. The Company has filed all Federal, state and local tax returns which are required by law to be filed as of the date hereof, except for sales tax, and have paid all taxes which have become due pursuant to such returns or relating to any assessments, if any, except for sales tax. No federal income tax returns of the Company have been audited by the Internal Revenue Service.

         (h) Stockholder List. Attached hereto as Schedule 4(h) is a complete and correct list of the present holders of outstanding shares of Common Stock of the Company, showing the number of shares by each stockholder.

         (i) Other Contracts; Commitments. The Company has previously furnished or made available to the Investor copies (or descriptions, in the case of oral arrangements) of all its material leases, franchise and managerial contracts and agreements, and any and all other of its material contracts and agreements, used or to be used in connection with the conduct of their respective businesses, including, but not limited to, any written or oral:

                  (i) contract with any labor union;

                  (ii) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements;

                (iii) contract for the employment of any Key Employee' or other Person on a full-time basis or any contract With any Person on a consulting basis;

                  (iv) bonus, pension, profit-sharing, retirement, Stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others;

                  (v) promissory note, agreement or indenture relating to the borrowing of money or to the mortgaging, Pledging or otherwise placing a lien on any assets of the Company;

                  (vi)  guaranty  of  any   obligation  for  borrowed  money  or
otherwise;

                (vii) lease or agreement providing for rental payments in excess of S12, 000.00 per year under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party;

               (viii) lease or agreement providing for rental payments in excess of S12, 000.00 per year under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company;

                  (ix) agreement or other commitment for capital expenditures in excess of S12,000.00;

                   (x) contract, agreement or commitment under which the Company is obligated to pay any broker's fees, finder's fees or any such similar fees to any third party, except fees to Blake, Brunell 6 Lehman (such contract with Blake, Brunell and Lehman is attached hereto on Schedule 4(i)); or

                   (xi) any other contract, agreement, arrangement or understanding which is material to the business of the Company or which is material to a prudent investor's understanding of the business of the Company, all of which are listed on Schedule 4(i) attached hereto.

                  The Company is not a party to any other contract or agreement which in the judgment and opinion of the Company may materially or adversely affect the business, properties, assets or condition of the Company. The Company is not in default of any such material contracts and agreements.

         (j) Articles of Incorporation and Bylaws. The Company's Articles of Incorporation and Bylaws, copies of which have been furnished to the Investor, are in full force and effect, without further changes, amendments or modifications.

(k) Financial Statements. The Company has furnished to the Investor the financial statements described in Section 3(c) hereof (the "Financial Statements"). To the best knowledge and belief of the Company, the Financial Statements are true and correct and present fairly the financial position Of the Company, provided, however, the Investor acknowledges that such statements contain no notes thereto or the information ordinarily provided therein. Except as set forth on Schedule 4(k) attached hereto, at June 30, 1986 (i) the Company had no material liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for in the Financial Statements; (ii) all reserves established by the Company and set forth in the Financial Statements were adequate for the purposes indicated therein; and (iii) the values attributed to inventories in the Financial Statements are not in excess of the market values of such inventories and such inventories represent salable goods. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting standards Board in March 1975) which are not adequately provided for in the Financial Statements as required by said Statement No. 5. Attached hereto on Schedule 4(k) is a statement of backlog as of the date hereof listing its customers and the date of all firm (whether or not cancellable) orders.

         Except as set forth on Schedule 4(k), since June 30, 1986, there has not been:

                  (i) any material or adverse change in the financial condition, results of operations, assets, liabilities or business of the Company

                  (ii) any borrowing or agreement to borrow any funds or any material liability or obligation of any nature whatsoever (contingent or otherwise) incurred by the Company, other than current liabilities or obligations incurred in the ordinary course of business and other than borrowing from Narasimhan P. Kannan;

                  (iii) any asset or property of the Company made subject to a lien of any kind;

                  (iv) any waiver of any valuable right of the Company, or the cancellation of any debt or claim held by the Company;

                  (v) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company, or any agreement or commitment therefor;

                  (vi) any issuance of any stock, bonds or other securities of the Company or options, warrants or rights or agreements or commitment to purchase such securities or grant such options, warrants or rights;

                (vii) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Company, except, with respect to tangible assets, in the ordinary course of business;

              (viii) any loan by the Company to any officer, director, employee (including any Key Employee) or shareholder of the Company, or any agreement or commitment therefor;

                  (ix) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Company;

                  (x) any extraordinary increase, direct or indirect, in the compensation paid or payable to any officer, director, employee (including any Key Employee) or agent of the Company; or

                  (xi) any change in the accounting methods or practices followed by the Company.

         (1) Offering of the Stock. Neither the Company nor any agent acting on its behalf has taken in the past or in the future will take any action which would subject the issuance or sale of the Preferred Stock or the Common Stock to be issued upon exchange thereof pursuant to the terms of this Agreement, to the provisions of Section 5 of the 1933 Act. The Company has not offered the Preferred Stock, or any security or securities similar to any thereof, for sale to, or solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof, any Person or Persons, such as to subject the offering of stock to Section 5 of the 1933 Act.

         (m) Governmental Approval. No consent, approval or authorization of or qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the execution, delivery and performance by the Company of this Agreement or the offer, issue, sale and delivery of the Preferred Stock pursuant hereto or the consummation of any other transactions contemplated hereby.

         (n) Untrue Statements. Neither this Agreement nor any Schedule attached hereto nor any certificate or document referenced herein or therein and furnished to the Investor by the Company on its behalf in connection herewith contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained herein or therein in light of the circumstances under which they were made, not misleading. Provided, however, that this representation shall not apply to any Projections or financial statements furnished to the Investor.

         (a) Patents, Licenses, Trademarks, etc. The Company warrants, as evidenced by the Patents, Licenses, Trademarks, etc. listed on Schedule 4(o) attached hereto, that:


                  (i) the Company possesses all necessary patents, licensed trademarks, trade names, trademark rights and copyrights which are necessary to conduct its respective businesses as now conducted or as contemplated to be conducted' without conflict, to the best of the Company's knowledge' with any patent, license, trademark, trade name, or copyright of any other Person;

                  (ii) no employee owns or has rights to any patent, licensee' trademark, trade name or copyright necessary to conduct the Company's respective businesses as now conducted or contemplated to be conducted;

                  (iii) no royalties, honorariums or fees are payable by the Company to other Persons by reason of the ownership or use of the Intellectual Property Rights: provided that this provision shall not apply to the payment of salary to persons in connection with the performance of services to the Company;

                  (iv) no product manufactured, marketed or sold by the Company will, to the best knowledge of the Company, violate any license or infringe any Intellectual Property Rights or assumed name of another. There is no pending or threatened claim or litigation against the Company (nor, to the best knowledge of the Company, does there exist any basis therefor) contesting the validity or right to use any of the foregoing. The Company has not received any notice that any of the Intellectual Property Rights or the operation or proposed operation of the Company's business conflicts, or will conflict, with the asserted rights of others, nor, to the best knowledge of the Company, does there exist any basis for any such conflict. "Intellectual Property Rights" shall mean all industrial, commercial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trade names, service marks, copyrights, computer programs software designs, source codes and related material", certificates of public convenience and necessity' franchises, licenses, trade secrets, proprietary processes and formulae; and

                  (v) the source code utilized by the Company is being held in escrow by Covington & Burling, legal counsel to the Company, pursuant to the Escrow Agreement attached hereto as Exhibit F.

         (p) Brokerage Fees. Except with respect to fees owed to Blake, Brunell & Lehman (which fees the Company hereby represents that it is solely liable), there are no claims against the Company or any of its respective officers, directors or Shareholders' for brokerage commissions, finders'- fees, or Other similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company or such officer, director or shareholder.

         (q) No Crimes. Neither the Company nor, to the Company's knowledge, any of its current directors, officers and Key Employees, have been arrested, indicted for or convicted or any crime, other than minor traffic offenses, during the past ten years. Neither the Company nor, to the Company's knowledge, any of its current executive officers, directors or Key Employees have since January 1, 1981:

                  (i) filed a petition, or had a petition filed against it or them, under the Federal Bankruptcy laws or any state insolvency law, or had a receiver, fiscal agent or similar officer appointed by a court for its or their business or property, or for any partnership in which it or they were a general partner or any corporation or business association of which it or they were an executive officer at or within two years before such filing;

                  (ii) been convicted in a criminal proceeding or been named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                (iii) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining it or them from, or otherwise limiting the following activities:

         (A) acting as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

         (B) engaging in any type of business practice; or

         (C) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of Federal or State securities law;

                  (iv) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or Otherwise limiting for more than sixty (60) days its or their right to engage in any activity described in (iii) above, or to be associated with persons engaged in any such activity; or

                (v) been found by a court of competent jurisdiction n a civil action or by the Securities and Exchange Commission (the 'commission') or any state securities administrator or commissioner to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission or any state securities administrator or commissioner has not been subsequently reversed, suspended or vacated.

         (r) Compliance with Law. To the best knowledge of the Company, the Company Is not in violation of any law, regulation, authorization, or order of any public authority material to the ownership of its properties or the carrying on of its present or contemplated businesses.

5. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.
   ----------------------------------------------

         The Investor represents and warrants to the Company as follows:

         (a) In making the purchases contemplated herein, it is specifically understood and agreed that the Investor is acquiring the Preferred Stock (and in the event the Preferred Stock is exchanged, the shares of Common Stock issuable pursuant to the exchange thereof in accordance with the terms of this Agreement) for the purpose of investment and not with a view towards the sale or distribution thereof within the meaning of the 1933 Act.

         (b) It understands that the Preferred Stock and the shares of Common Stock to be issued upon exchange of the Preferred Stock will not be registered under the 1933 Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the 1933 Act; and that it must hold the Preferred Stock and such shares of Common Stock indefinitely unless a subsequent disposition thereof is registered under the 1933 Act, is exempt from registration' or the Preferred Stock or such Common Stock are disposed of pursuant to this Agreement; and that the Preferred Stock and such Common Stock will contain appropriate legends restricting them against transfer.

         (c) It understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investor) promulgated by the Commission under the 1933 Act depends on the satisfaction of various conditions, including the requirements of Section 13 of the 1933 Act for at least 90 days' and that, if applicable, Rule 144 affords the basis for sales only in limited amounts and that the Company does not now qualify under Rule 144 and may not ever qualify.

         (d) It has not employed any broker or finder in connection With the transactions contemplated by this Agreement.


         (e) It has been furnished with or has had access to the information it has requested from the Company and has had an opportunity to discuss with the management of the Company the business and financial affairs of the Company and has generally such knowledge and experience in business and financial matters and with respect to investments in securities or in privately held companies so as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto; provided, however, that the foregoing shall in no way affect, diminish, or derogate from the representations and warranties made by the Company hereunder or the right of the Investor to rely thereon and to seek indemnification hereunder. The Investor is an "accredited investor" as defined in Rule 501(a) promulgated under the 1933 Act (and an opinion of counsel of Investor to such effect has been delivered to counsel for the Company).

         (f) The execution and delivery of this Agreement, and the Shareholders' Agreement have been duly authorized by all necessary action of the Investor, do not conflict with or result in a breach of any of the Investor's governing documents or any agreement to which the Investor is a party or is subject or any judgment, order, writ, injunction, decree, rule or regulation of any court, or administrative agency, and constitute legal, valid and binding agreements of the Investor enforceable against it in accordance with their respective terms.

         (g) Neither the Investor nor any of its current general or limited partners and general or limited partners of its general partner has since January 1, 1981:

                  (i) filed a petition, or had a petition filed against them, under the Federal Bankruptcy laws or any state insolvency law, or had a receiver, fiscal agent or similar officer appointed by a court for their business or property, or for any partnership in which they were a general partner or any corporation or business association of which it or they were an executive officer at or within two years before such filing;

                  (ii) been convicted in a criminal proceeding or been named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                (iii) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining them from or otherwise limiting the following activities:

         (A) acting as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

         (B) engaging in any type of business practice; or

         (C) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of Federal or State securities law;

                  (iv) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in (iii) above, or to be associated with persons engaged in any such activity; or

                  (v) been found by a court of competent jurisdiction in a civil action or by the Commission or any state securities administrator or commissioner to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission or state securities administrator or commissioner has not been subsequently reversed, suspended or vacated.

         (h) Neither this Agreement nor any other agreements or documents furnished to the Company pursuant to this Section 5 by the Investor or on its behalf in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to brake the statements contained herein or therein in light of the circumstances in which they were made not misleading.

6. GENERAL COVENANTS OF THE COMPANY.
   --------------------------------

         (a) Expenses of the Investor. The Company will reimburse the Investor for documented reasonable fees and disbursements of counsel for the Investor in connection with the negotiation, preparation, execution and performance of this Agreement, up to a maximum of three thousand dollars (S3,000), and will reimburse the Investor for reasonable out-of-pocket expenses of the Investor (not including fees and disbursements of counsel) directly related to the Investors' investment in the Company as contemplated under Section 2.

(b) Preparation and Approval of Budgets, etc. The Company will, no later than 30 days prior to the end of each of its fiscal years, prepare and submit to its Board of directors and to the Investor and will obtain the approval of the Company's Board of Directors with respect to the capital and operating expense budgets, projections of balance sheets, cash flow and profit and loss projections, all for each month of such fiscal year, all itemized in reasonable detail (including itemization of provisions for officers' and Key Employees compensation). The Investor shall, in addition, be furnished any material revisions made in the budgets, projections or other information furnished pursuant to this subsection, within 10 days after the adoption of such revisions by the Board of Directors, with an explanation of deviations from the latest budget. All financial statements and reports furnished to the Investor pursuant to subsection (c) of this Section and the preceding sentence with respect to which a budget, projections or other information has been submitted shall set forth, to the extent practicable in comparative form, figures for such budget, projection or other information for the applicable preceding accounting period. Furthermore, the Company will provide the Investor with a budget and forecasts for the consecutive five years following the next year, the first of such years on a monthly basis, the second of such years on a quarterly basis, and the final three on an annual basis: such budgets and forecasts will contain balance sheets, income statements, projections of sources and applications of funds and cash flow statements.

         (c) Accounting and Reports. The Company will furnish to the Investor, the following reports:

                  (i) Annual reports. As soon as available and in any event within 120 days after the end of each fiscal year, consolidated and consolidating financial statements of the Company including a balance sheet as at the end of such fiscal year and statements of income and retained earnings and of sources and applications of funds for such fiscal year, prepared in reasonable detail and in accordance with generally accepted accounting principles consistently applied and accompanied by the opinion thereon of either Arthur Young ~ Co. or of such other recognized firm of independent certified public accountants as may be selected by the Board of Directors of the Company and which are reasonably acceptable to the Investor. The Company's chief financial officer shall supply (or upon request of the

Investor, the Company shall request its auditor to supply) a report for the Investor analyzing the Compliance of the Company with this Agreement and any other material agreements in light of the annual audited report.

                  (ii) Quarterly reports. As soon as available, and In any event within 45 days after the end of each quarter, Consolidated and consolidating financial statements of the Company including a cash flow statement, a balance sheet as at the end of such accounting period and statements of income and retained earnings for such accounting period and for the period from the beginning of such fiscal year to the end of such accounting period, and setting forth in comparative form the figures for the corresponding periods of the preceding fiscal year (provided, however that for the first quarterly report that is provided to the Investor, the comparative figures will not be included) prepared in reasonable detail and in accordance with generally accepted accounting principles consistently applied and certified as correct by the president or chief financial officer of the Company.

                  (iii) Interim Reports. As soon as available, and in any event within 30 days after the end of each month, statements of income and cash flow statements for such accounting period and for the period from the beginning of such fiscal year to the end of such accounting period.

                  (iv) Officer's Certificates. There shall be further included with the Interim Reports an Officer's Certificate from the President of the Company stating in brief the major operational activities of the Company for the month and stating further in effect that, to the best of his knowledge and belief, such financial statements are true and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied, subject to changes resulting from year-end adjustments, and that he has reviewed every obligation of the Company under this Investment Agreement, under any material agreement and under any related instrument, and to his best knowledge and belief no breach by the Company of this Investment Agreement or of such related instrument, has occurred, or through lapse of time will have occurred, and disclosing any such breach of which he has obtained knowledge and setting forth what action, if any, has been initiated or taken by the Company towards the curing of any such breach.

                  (v) Audit Reports. Promptly upon receipt thereof (and in no event more than ten days after receipt thereof), copies of all audit reports, "management letters" and other communications and reports submitted to the Company by its independent certified public accountants in connection with each interim or special audit of the books of the Company made by such accountants.

                  (vi) SEC Filings, Etc. Promptly upon their becoming available (and in no event later than ten days after preparation) copies (without duplication) of all financial Statements, reports, press releases, notices and proxy statements sent by the Company to its security holders and the financial community and all annual, periodic or special reports or registration statements filed by the Company with the Commission.

                (vii) Other Reports. Within ten days of preparation or occurrence, the Company will furnish the Investor with copies or notification of any report made by an outside consultant for the Company, any reports filed with state or federal regulatory agencies or securities exchanges by the Company, any report presented to the Board of Directors, and communications with any person or persons interested in acquiring the Company. The Company shall promptly notify the Investor of any event material to the Company performance hereunder. The Company shall provide the Investor with other operating reports or financial data as may be reasonably requested by the Investor and other information necessary for the Investor to comply with any applicable law, rule or regulation or any governmental authority.

         (d) Information and Inspection. The Company will furnish to the Investor from time to time with reasonable promptness, upon request, full information pertinent to any covenant, provision, or condition hereof or to any matter in connection with the business of the Company and, during normal business hours and as often as the Investor shall reasonably request, permit any authorized representative-designated by it to visit and inspect any of the Company's properties, including their respective books, contracts and agreements (and to make extracts therefrom), and to discuss their respective affairs, finances and accounts with their respective officers. The Company may, however, as a condition of furnishing any information or permitting any visit or inspection pursuant to this such subsection (d), require an undertaking from the Investor or its representative receiving the same that all information thus received which is designated by the Company in writing, to be proprietary or confidential will be kept confidential and not disclosed to others except to authorized representatives of the Investor.

         (e) Additional Advice. The Company shall promptly advise the Investor of the existence of any breach or a material default or material adverse event in the performance by the Company under any covenant or agreement contained in any other material agreement to which it is a party or by which it is bound.

         (f) Key Man Life Insurance. The Company will maintain In force a policy or policies of insurance on the lives of Narasimhan P. Kannan and John O'Brien, in at least the amount $450,000, with the Company as the owner and beneficiary.

         (9) Representation On Board of Directors; Meetings. Provided that Dennis J. Dougherty and Roy Rodwell (or a substitute general partner(s) reasonably acceptable to the Company)' are general partners of the Investor:

                  (i) The Investor shall have the right to nominate for election no more than two persons mutually acceptable to the Company and the Investor (the Company and the Investor hereby agree that Dennis J. Dougherty and Roy Rodwell are mutually acceptable) to the Board of Directors of the Company (the "Investor Representatives"); provided, however, that after the fifth anniversary of the date of this Agreement, the Investor shall have the right to nominate for election no more than one Investor

Representative. One of the Investor Representatives, if elected to the Board, shall be appointed to the Executive Committee and the Audit Committee, with the Investor Representative to be so selected chosen by the Investor, and with the other members of (and the number of) the Executive Committee and Audit Committee chosen by the Company.

                  (ii) The Executive Committee shall have at least the power to make recommendations to the Board regarding the following transactions:

                  (A) The acquisition of assets of the Company outside the ordinary course of business by any Person;

                  (B) The merger of the Company into another entity or the merger of another entity into the Company where the Company owns less than 90% of the voting securities of the entity;

                  (C) The purchase of the assets of another entity or entities by the Company outside the ordinary course of business or the purchase of the capital stock of another entity or entities;

                  (D) The election by the Company to declare bankruptcy under any section or sections of the United States Bankruptcy Code or any state bankruptcy code.

                  (E) The determination by the Company to engage in an initial public offering, or sale of shares to a third party;

                  (F)  Any hirings or firings of Key Employees;
and

                  (G) Any declaration of dividends.

         (iii) An Executive Committee meeting will be held each month; the Company will also have meeting of the Board of Directors and an annual meeting of its shareholders, all as provided for in the Company's Bylaws; and minutes of all such meetings shall be prepared and maintained as a part of the permanent records of the Company. The Company will provide the Investor with written notice of all proposed agendas (which shall not, however, limit the matters which may be acted upon in the event a majority of those directors or shareholders' as appropriate, who are present, vote to discuss or act upon any other matter) for all meetings of the shareholders at least ten (10) days in advance and shall give written notice of all proposed agendas for all meetings of the Executive Committee and the Board of Directors of the Company at least three (3) business days in advance. The Investor Representative shall be reimbursed by the Company for reasonable air travel (coach fare) and out-of-pocket expenses (including reasonable hotel expenses, if necessary) incurred in attending meetings and in carrying out duties requested by the Company, provided, however, that nothing contained herein shall preclude meetings by telephone or action taken by unanimous consent as permitted by applicable law.

         (iv) No designee for director shall be named by the Investor or the Company if such designee has, within five (5) years prior to this proposed election, been involved in any legal proceedings specified in Section S(g) hereof or any similar proceeding.

         (h) Executive Personnel. The Company will use its best efforts to retain the same executive personnel and management as it has as of the date hereof. In addition, the Company will promptly notify the Investor in writing of any contemplated change in, or additions of, any Key Employee of the Company.

         (i) Maintenance of Property, Plant and Equipment. The Company will maintain its property, plant and equipment in good working order, subject only to wear and tear and insured casualty losses, and make all necessary repairs and replacements thereto.

         (j) Maintenance of Insurance. The Company will maintain With financially sound and reputable insurance companies public liability and worker's compensation insurance and Casualty insurance on tangible real and personal property in such amounts as is customarily carried by other companies in similar businesses, owning like properties and operating in similar locations.

         (k) Maintenance of Records. The Company will maintain Correct and adequate books, records and accounts in accordance with generally accepted accounting principles consistently applied.

         (l) Trade Obligations. The Company will promptly notify the Investor In writing of receipt by the Company of any notice that its trade obligations have been referred by any of its trade creditors for collection.

         (m) Notification of Litigation. The Company will promptly notify the Investor in writing of any litigation that has been instituted or is pending, or to the Company's knowledge threatened, the outcome of which might have a material or adverse effect on the Company's financial condition, business or properties.

         (n) Source Code. The Company will update the source code quarterly, and such quarterly updates of the source code will be held in escrow by Covington & Burling, legal counsel to the Company pursuant to Section 4(o) (v).

7. NEW ISSUANCE OF STOCK OR RIGHTS.
   -------------------------------

         (a) Rights of First Refusal On Employee Stock. The Company shall enter into agreements to obtain an assignable right of first refusal with respect to any proposed sale of the capital stock of the Company held by any employees and by Narasimhan P. Kannan and John O'Brien should such employees cease employment or die during the term of this Agreement. The Company shall maintain such agreements in full force and effect until the Investment Agreement is terminated.

         (b) Sale of Capital Stock. Except with the consent of the Investor, for a period of eighteen (18) months from the date of this Agreement, the Company shall not issue (except in a transaction described in Section 7(e)) shares of its Common Stock at a price below S2-15 per share or securities convertible into Common Stock at a conversion price below S2.15 per share (in either event, with such share price adjusted appropriately for any stock dividends, split-ups, combinations or the like).

         (c) Preemptive Rights. If the Company proposes to issue (except in a transaction described in Section 7(e)), any capital stock or any security convertible into or having rights to purchase its capital stock, where the consideration for such issuance consists solely of cash without material noncash additional consideration to the Company, the Company shall offer in writing to sell to the Investor a portion thereof determined as follows:

                  (i) In the case of issuance of Common Stock or securities convertible into or having rights to purchase Common Stock, such offer shall be to the Investor in Proportion to its ownership of Common Stock; or if the Preferred Stock has not yet been exchanged, in proportion to combinations its ownership in Common Stock had the Preferred Stock been exchanged' provided such Preferred Stock is then still exchangeable pursuant to this Agreement.

                  (ii) Such offer shall describe such securities and specify the quantity, the price and the payment terms. If, within 30 days after receipt of such offer, the Investor accepts the same in writing as to the portion referred to above or any lessor amount, then the Company shall sell such portion of such securities, or such lesser amount as the Investor may specify, to the Investor upon the terms specified.

                  (iii) The rights granted by this Section 7(c) shall terminate upon the occurrence of any of the following events:


                  (A) Three years from the date of this Agreement, or

                  (B) First registration under the 1933 Act and sale of Common Stock to the public; or

                  (C) Sale of a Controlling Interest to an Unrelated entity; or

                  (D) Termination or expiration of the exchange rights contained herein without the Preferred Stock having been so exchanged.

         (d) Sale of Capital Stock. The Company shall be free to sell at any time prior to 120 days after the date an offer pursuant to subsection 7(c) was made, all or a portion of the quantity of such securities offered to the Investor and not agreed by the Investor to be purchased by it at a price no less favorable to the Company than that specified in such offer and on payment terms no less favorable to the Company than those specified in such offer without again complying with Section 7(c) with respect to such shares. However, if such sale is not consummated within the time specified in the preceding sentence, the Company shall not sell such securities Without again complying with this Section 7(c), if applicable.

         (e) Excluded Transactions. The following transactions shall be excluded from the restrictions of Section 7(b) and 7(c):

                  (i) any issuance to an employee of capital stock of the Company or rights to purchase capital stock for his own Investment and as part of a bona fide compensation plan approved by the Board of Directors, provided that not more than. 17 percent of the capital stock presently outstanding (adjusted appropriately for any stock dividends, split-ups, combinations or the like) may be excluded pursuant to this subsection;

                  (ii) any issuance of capital stock upon the conversion of convertible notes currently outstanding;

                  (iii) any issuance of capital stock under existing Options and warrants and

                  (iv) any issuance of capital stock pursuant to existing brokerage agreements.

8. NEGATIVE COVENANTS OF THE COMPANY
   ---------------------------------

         Through the earlier of fifth anniversary of the date hereof or any earlier termination of this Agreement, the Company covenants and agrees that it will not, without obtaining the consent of the Investor, issue cash dividends or other nonstock dividends.

9. REGISTRATION RIGHTS.
   --------------------

         (a) As used in this Section 9, the term "Restricted Securities" shall mean all shares of Common Stock that hereafter may be issued upon exchange of the Preferred Stock pursuant to the terms of this Agreement to the Investor.

         (b) Notwithstanding anything herein to the contrary, all rights granted to the Investor under this Section 9 shall be subject to the registration rights of Newport News Shipbuilding and Dry Dock Company ("NNS") under that certain Agreement between NNS and the Company dated as of October 21, 1985.

         (c) Incidental Registration. If the Company at, or any time within three years after, the first registration under the 1933 Act and sale of Common Stock to the public proposes for any reason to register any of its Common Stock under the 1933 Act for its own account or along with its shareholders other than holders of Restricted Securities (other than registration statement statement on Form S-8, S-14 or S-15 or similar or successor form (the "Excluded Forms")), it shall each such time promptly give written notice to all holders of the Restricted Securities of its intention so to do, and, upon the written request, given within thirty (30) days after receipt of any such notice, of the holders of the Restricted Securities to register any Restricted Securities (which request shall specify the Restricted Securities by the Prospective seller), the Company shall use its best efforts to cause all such Restricted Securities to be registered under the 1933 Act promptly upon receipt of the written request of holder for such registration, all to the extent requiredto permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller or sellers of the Restricted Securities so registered. In the event that the proposed registration by the Company is an underwritten public offering of Common Stock of the Company, any request pursuant to this subsection
(c) to register Restricted Securities may specify that such shares are to be included in the underwriting (a) on the same terms and conditions as the shares of stock, if any, otherwise being sold through underwriters under such registration, or (b) on terms and conditions comparable to those normally applicable to offerings of stock in reasonably similar circumstances in the event that no shares of stock other than Restricted Securities are being sold through underwriters under such registration; provided, however, that in connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under this subsection (c) to include any of the holders' Restricted Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriter selected by it, and then only in such quantity as will not, in the written opinion of such underwriter, materially adversely affect the offering by the Company. If the total amount of securities that all holders (including the holders of the Restricted Securities) request to be included in such offering exceeds the amount of securities that such underwriter reasonably believes compatible with the offering, the Company shall only be required to include in the offering so many of the securities of the selling holders as the underwriters believe will not materially adversely affect the offering (the securities so included to be apportioned pro rata among the selling holders according to the total amount of securities owned by said selling holders, or in such other proportions as shall mutually be agreed to by such selling holders), provided that no such reduction shall be made with respect to any securities offered by the Company for its own account.

         (d) Registrations on Form S-3.

                  (i) For two years after such time as the Company shall have qualified for the use of Form S-3 (or any similar form or forms promulgated under the 1933 Act), the holders of the Restricted Securities holding at least fifty-one percent (51%) of the then outstanding Restricted Securities which have not previously been registered shall have the right to request an unlimited number of registrations (but no more than one Such registration per year) on Form S-3 (which request or requests shall be in writing, shall specify the Restricted Securities by the holder requesting such registration and Shall relate to Restricted Securities having a proposed aggregate gross offering price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000), and the Company shall be obligated to use its best efforts to effect such registration or registrations on Form S-3; provided, however, that the Company shall not be Obligated to file and cause to become effective more than one registration on Form S-3 in any one fiscal year.

                  (ii) Notwithstanding the foregoing provisions of this Section 9(d), (a) the Company shall not be obligated to effect a registration pursuant to this Section 9(d) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date ninety
(90) days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (b) if the Company shall furnish to such holders a certificate signed by the President of the Company stating that in the good faith the Board of Directors it would be seriously to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six (6) months.

         (e) Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 9 to use its best efforts to effect the registration of any Restricted Securities, the Company shall as expeditiously as practicable:

                  (i) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with clause
(ii) hereof;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at st nine (9) months and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all Restricted Securities covered by such registration statement;

                  (iii) furnish to each seller such number of copies of an Summary prospectus or other prospectus, including a prelimia9ry prospectus' in conformity with the requirements of the 33 Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Restricted Securities;

                  (iv)  use  its  best   efforts  to  register  or  qualify  the
Restricted Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each such seller shall reasonably request (provided, however, that, with respect to the incidental registrations described in subsection (c) and the registrations described in subsection (d) hereof, the Company shall not be required to register to qualify such shares in any state or jurisdiction where the Company does not itself propose to register or qualify shares it is selling, if any, nor shall the Company consent to general service of process for all purposes in any jurisdiction where it is not then qualified or to register or qualify such shares in any jurisdiction which imposes an requirement of nontransfer of promoter or other stock or which imposes any unreasonable burden on the Company as the condition of such registration or qualification) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities;

                   (v) notify each seller of Restricted Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act within the appropriate period mentioned in clause (ii) hereof, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact in order to make the statements therein in light of the circumstances under which they were made, not misleading and at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; and

                   (vi) furnish, at the request of any holder or holders requesting registration of Restricted Securities Pursuant to this Section 9, on the date that such Restricted Securities are delivered to the underwriters for sale in Connection with a registration pursuant to this Section 9, if such securities are being sold through underwriters, or, if thick securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request; and (B) a letter dated such date, from the independent certified public accountants of the Company in form and substance as is customarily given by independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holder making such request.

         (f) Expenses.  All expenses  incurred by the Company in complying  with
Section 9(e), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses, and fees and disbursements of counsel, including with respect to each registration effected pursuant to
Section 9(c) and other than a registration on Form S-3 filed pursuant to Section 9(d), and of the independent certified public accountants (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) shall be paid by the Company and the sellers in proportion to the amount of Common Stock to be registered by the Company, and the sellers, respectively: provided, however, that with respect to each registration effected pursuant to Section 9(c), the Company shall bear the costs that the Company would otherwise incur in effecting such registration (including the usual and ordinary audit costs with respect to such registration but not including any costs specifically resulting from inclusion of the Restricted Securities); provided further that in all events the Company shall pay any such expenses of the sellers in the same proportion, if any, as any such expenses were paid for by the Company with respect to any prior or then pending registration of Common Stock being registered by Narasimhan P. or Leslie M. Kannan, but provided further that in all events all underwriting discounts and selling commissions and transfer taxes applicable to the Restricted Securities covered by registrations effected pursuant to the aforesaid Subsections and all expenses incurred by the Company in Complying with Section 9(e) (excluding the costs incurred by the Company that would otherwise have been incurred in complying with 1934 Act requirements) with respect to each registration effected pursuant to Section 9(d) shall not be borne by the Company but shall be borne by the seller or g) Indemnification.

                  (i) In the event of any registration of any Restricted Securities under the 1933 Act or registration or qualification of any Restricted Securities pursuant to this Section 9, the Company shall indemnify and hold harmless the seller of such securities, each underwriter of such securities, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities' joint or several, to which any of the foregoing parsons may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document prepared and/or furnished by the Company incident to the registration or qualification of any Restricted Securities pursuant hereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the 1933 Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or "blue sky" laws and shall reimburse such seller, underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in said registration statement' preliminary prospectus or prospectus or amendment or Supplement or any document incident to the registration or qualification of any Restricted Securities pursuant hereto, made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for Use in the preparation thereof, and provided further that the Indemnity agreement contained in this Section (g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent Shall not be unreasonably withheld).

                  (ii) Before Restricted Securities held by any prospective seller shall be included in any registration pursuant to this subsection, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the 1933 Act, and each agent and any underwriter for the Company (within the meaning of the 1933 Act) against any losses, claims, damages, or liabilities to which the Company or any such director-officer, controlling person, agent, or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such seller expressly for use in connection with such registration; and each such seller will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section
(g)(ii) shall not apply to amounts paid in settlement of any such as, claim, damage, liability, or action if such settlement Is effected without the consent of such seller (which consent shall not be unreasonably withheld).

                  (iii) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with Counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraphs but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

         (h) Standoff Agreement. The Investor agrees in connection with any registration of the Company's securities that, upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Restricted Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days for the initial public offering by the Company or ninety (90) days for any other offering) from the effective date of such registration as the Company and the underwriters may specify.

         (i)  Certain   Limitations   in   Connection   with  Future  Grants  of
Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement: (a) includes the equivalent of
Section 9(h) as a term, and (b) includes a provision that, in the case of a public offering involving an underwritten registered offering under Section 9, limits the rights granted thereby to sharing pro rata (based upon the number of shares of the Company that are entitled to registration rights) with the holders of Restricted Securities in the portion of such offering determined by the underwriters in the manner described in the proviso to Section 9(c) to be available for sales by holders other than the Company.

          (j) 1933 Act Registration Statements. Except for securities of the Company registered on Excluded Forms, and provided the Investor is then a "controlling person" (as such person is defined under the 1933 Act) the Company shall not file any registration statement under the 1933 Act covering any securities unless it shall first have given the Investor written notice thereof. The Company further covenants that the Investor shall have the right, at any time when they may be deemed to be a controlling person of the Company, to Participate in the preparation of such registration statement and to request the insertion therein of material furnished to bee Company in writing which in the Investor's judgment should e included. In connection with any registration statement referred to in this subsection, the Company will indemnify, to the extent permitted by law, the Investor, and its partners and employees' and each person, if any, who controls the Investor within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statements or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in written information furnished to the Company by the Investor expressly for use in such registration statement. If, in connection with any such registration statement, the Investor shall furnish written information to the Company expressly for use in the registration statement, the Investor will indemnify, to the extent permitted by law, the Company, its directors, each of its officers who sign such registration statement and each person, if any, who controls the Company within the meaning of the 1933 Act against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein in light of the circumstances under which they were made not misleading, but only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in information so furnished in writing by the Investor for use therein. If the Investor sells Restricted Securities in a registration statement filed by the Company, the Investor shall furnish to the Company and such other parties as the Company may designate such information and execute such documents regarding the Restricted Securities held by and to be sold or otherwise disposed of by the Investor as the Company shall request.

         (k) Reports under Securities Exchange Act of 1934. With a view to making available to the holders of Restricted Securities the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                 (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date Of the first registration statement covering an underwritten Public offering filed by the Company;



                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act: and

                (iii) furnish to any holder so long as such holder owns any of the Restricted Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the commission permitting the selling of any such securities without registration.

         Provided, however, that the obligations of the Company under this subsection 9(k) shall be suspended during any period during which its compliance with such obligations is not required by Rule 144 to enable the holders of-the Restricted Securities to sell such Restricted Securities, without limitation on amount.

10. GENERAL.
    -------

         As further and special provisions set forth under this Agreement, the parties hereto further warrant, covenant, contract and agree each with the other as follows:

         (a) Entire Agreement. This Investment Agreement, the Exhibits and Schedules hereto and other documents referred to herein constitute the entire understanding among the parties.

         (b) Survival of Agreements and Representations and Warranties. All agreements and all representations and warranties contained herein or made in writing by the Company In connection herewith, to the extent applicable, shall Survive the execution and delivery of this Investment Agreement and shall continue until the obligations of the Company under this Agreement have been fully satisfied.

         (c) No Waiver. No delay by or on behalf of the Investor in exercising any rights conferred hereunder, and no course of dealing between the Investor and the Company shall operate as a waiver of any right granted hereunder, unless expressly waived in writing by the party whose waiver is alleged.

         (d) Binding Effect; Assignments. All covenants, representations, warranties and other stipulations in this Investment Agreement, or in the Employment Agreement, the Employment Agreements between the Company and its key Employees, or in the Shareholders Agreement Supplement, given by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective successors, heirs, personal representatives and assigns of the parties hereto. Neither this Agreement or any of the rights, privileges or obligations specified herein may be assigned to any other Person by any party without the express prior written consent of the other party hereto.

         (e) Initial Holder. The Company shall be entitled to treat and deal with the Investor, and shall not be required to recognize any other Person as the holder of the Preferred Stock or Common Stock issuable pursuant to the exchange thereof pursuant to the terms of this Agreement, except after production of the Preferred Stock or of the Common Stock duly endorsed for transfer, together with such documentation as the Company may reasonably require concerning compliance with Federal or State securities laws, or after receipt by the Company of written notice from the Person theretofore entitled to be treated as the holder thereof advising the Company of the transfer of such Preferred Stock pursuant to the terms of this Agreement or Common Stock or any portion thereof to such other Person and stating the latter's address, together with such documentation as the Company may reasonably require concerning compliance with Federal or State securities laws.

         (f) Cumulative Powers. No remedy herein conferred upon one Company, the Investor or any holder of the Preferred Stock or Common Stock issuable pursuant to the exchange thereof pursuant to the terms of this Agreement is intended to be exclusive of any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law, or in equity or by statute or otherwise.

(g) Loss of Securities. Upon:
    ------------------

         (i) receipt of evidence satisfactory to the Company of lost, theft, mutilation or destruction of the Preferred Stock or the certificate(s) representing the Common Stock Issued upon exchange of the Preferred Stock pursuant to the terms of this Agreement, and

                  (ii) in the case of any such loss, theft, or destruction upon delivery of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Preferred Stock or such certificates representing such Common Stock, the Company will make and deliver new certificate(s) representing such Preferred Stock or Common Stock, in lieu of such lost, stolen, mutilated or destroyed certificate. In addition, upon request of any holder of Preferred Stock, the Common Stock or other securities of the Company now or hereafter issued by the Company to the Investor, and upon surrender of certificates evidencing such securities to the Company and compliance with any restrictive legends' the Company will reissue, in lesser denominations to parties designated by such holder, certificates in the equivalent amounts of such other securities surrendered.

         (h) Communications. All communications and notices provided for hereunder shall be sent by registered or certified mail, to the Investor and to the Company at their respective addresses set forth on Schedule 10(h) attached hereto, or to such other address with respect to any party as such party shall notify the other party hereto in writing. Any notice required to be given hereunder by one party to another shall be deemed to have been given when deposited in certified or registered form in the United States mail, properly addressed to such other party and with proper first-class postage and postage for certification or registration affixed thereto. Except as otherwise provided for herein, all requests for disclosure or other provision of information to be made or otherwise given by the Company shall be completed no later than ten (10) business days following the giving of a written request therefor in the manner described in this subsection.

         (i) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware.

         (j) Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

         (k) Multiple Originals. The Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         (l) Mutual Cooperation and General Agreements. The parties hereto agree to take such further act- - -d enter Into such further agreements as may be reasonably necessary and appropriate to effectuate the intent of the parties contemplated hereby

         (m) Amendment or Waiver. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the prior written consent of the Investor to such amendment, action or omission to act. Any such consent to any such action or omission to act may be granted prior to or after such action or omission to act. Each holder of the Preferred Stock or any Common Stock issuable pursuant to the exchange thereof pursuant to the terms of this Agreement, at the time or times thereafter outstanding, shall be bound by any consent authorized by this Section, whether or not the certificates evidencing such Preferred or Common Stock shall have been marked to indicate such consent.

11. TERMINATION.
    -----------

                 Notwithstanding any provision to the contrary herein, except as specifically noted under Sections 2(c), 7(b), 7(c), 8, 9(c) and 9(d) of this Agreement, all rights and privileges of Investor and obligations of the Company hereunder, shall terminate no later than upon the occurrence of any of the following events:

         (a) The first registration under the 1933 Act and sale of Common Stock to the public; or

         (b) The sale of a Controlling Interest in the Company to an Unrelated Entity; or

         (c) The Investor's interest in the Company being decreased to less than 40 percent of the interest that the Investor initially had in the Company as of the Second Closing or, if the Second Closing did not occur, as of the First Closing.

IN WITNESS WHEREOF, the parties have caused this

Agreement to be duly executed and delivered by their respective duly authorized officers, their respective seals to be hereunto affixed, all by authority of their respective Board of Directors or general partners, as the case may be, as of the day and year first above written.

ATTEST:                                 IMSATT CORPORATION





                                        By:
- ---------------------------               ------------------------------
Leslie M. Kannan,                            Narasimhan P. Kannan,
Secretary                                    Chairman of the Board and
                                             Chief Executive Officer
(Corporate Seal)



                                        INTERSOUTH PARTNERS

                                        By:  Intersouth Associates,
                                             General Partner




                                        By:
                                           -------------------------------
                                             Dennis J. Dougherty,
                                             General Partner of
                                             Intersouth Associates